SunTrust Banks, Inc. Fixed Income Investor Presentation August 20-21, 2009 Exhibit 99.1

1
Important Cautionary Statement About Forward-Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2008 Annual Report on Form 10-K, Quarterly Reports on
Form 10-Q and elsewhere in our periodic reports and Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”), which are available at the Securities and
Exchange Commission’s internet site (http://www.sec.gov)
This presentation includes non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures are provided within or in the appendix of this presentation.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments.  The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, charge-offs, provision expense, and income are forward-looking statements.
Also, any statement that does not describe historical or current facts, including statements about beliefs and expectations, is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Our forward looking statements speak as of the date hereof, and we do not assume any obligation to update these statements or the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found at Item
1A of our annual report on Form 10-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s internet site (http://www.sec.gov).
Those factors include: difficult market conditions have adversely affected our industry; current levels of market volatility are unprecedented; the soundness of other financial institutions could adversely affect us; there can be no assurance that recently enacted legislation, or any proposed federal programs, will stabilize the U.S. financial system, and such legislation and programs may adversely affect us; the impact on us of recently enacted legislation, in particular the Emergency Economic Stabilization Act of 2008 (“EESA”) and its implementing regulations, and actions by the FDIC, cannot be predicted at this time; credit risk; weakness in the economy and in the real estate market, including specific weakness within our geographic footprint, has adversely affected us and may continue to adversely affect us; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; weakness in the real estate market may adversely affect our reinsurance subsidiary; as a financial services company, adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations, and financial condition; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income;
we have businesses other than banking which subject us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business and revenues; we rely on other companies to provide key components of our business infrastructure; we rely on our systems, employees, and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we may not pay dividends on our common stock; our ability to receive dividends from our subsidiaries accounts for most of our revenue and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; recently declining values of residential real estate, increases in unemployment, and the related effects on local economics may increase our credit losses, which would negatively affect our financial results;
deteriorating credit quality, particularly in real estate loans, has adversely impacted us and may continue to adversely impact us; disruptions in our ability to access global capital markets may negatively affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and processes are critical to how we report our financial condition and results of operations, and these require us to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; we may enter into transactions with off-balance sheet affiliates or our subsidiaries; and we are subject to market risk associated with our asset management and commercial paper conduit businesses.

2 I. SUNTRUST OVERVIEW II. FINANCIAL PERFORMANCE III. CAPITAL IV. LIQUIDITY V. ASSET QUALITY Table of Contents

SunTrust Overview

4
Best Footprint in Banking
Projected Population Growth
1. Deposit and share data from SNL as of June 30, 2009.  Branch data from STI Q2 2009 earnings report.
2. Five-year population growth is from 2009-2014
SunTrust Footprint
Attractive Geographic Profile In Valuable Markets
1.3%
2.6%
3.6%
4.2%
4.7%
4.9%
5.2%
5.9%
6.7%
7.3%
8.5%
PNC
KEY
FITB
COF
USB
JPM
RF
BAC
BBT
WFC
STI
U.S. Average Growth:
4.6%
•
Ranked top 3 in 18 of the top 25 SunTrust markets; represents
67.1% of total MSA deposits and average deposit market share of
16.7%
• 1,692 branches serving communities with an attractive overall growth projection
• Projected household income growth is above the U.S. average

152 BB&T 9
2,027 JPMorgan Chase 2
1,849 Citigroup 3
1,284 Wells Fargo 4
143 Regions 10
172 Capital One 8
177 SunTrust 7
266 U.S. Bancorp 6
280 PNC Financial 5
$2,254 Bank of America 1
$B Company
U.S.
Rank
Note: Data as of June 30, 2009 per SNL Financial, SEC filings and Company presentations; excludes custody/processor banks
Deposits
SunTrust Has Significant Scale
Assets Branches
1,306 Fifth Third 9
6,109 Bank of America 2
5,203 JPMorgan Chase 3
2,850 U.S. Bancorp 4
993 KeyCorp 10
1,505 BB&T 8
1,692 SunTrust 7
1,899 Regions 6
2,606 PNC Financial 5
6,668 Wells Fargo 1
# Company
U.S.
Rank
SunTrust is a Top 10 U.S. Bank
164 U.S. Bancorp 6
95 Regions 10
866 JPMorgan 2
814 Wells Fargo 3
805 Citigroup 4
102 BB&T 9
117 Capital One 8
119 SunTrust 7
190 PNC Financial 5
$971 Bank of America 1
$B Company
U.S.
Rank

Household
Lending
Diversified Business Mix
Retail &
Commercial
Corporate and
Investment
Banking
Wealth &
Investment
Management
Scope
of
Operations
Market
Focus
- National
- Full line of
investment banking
products and
services
- Middle Market:
$100MM-$750MM
- Corporate Banking:
>$750MM
- Investment banking
sales to commercial and
W&IM clients
- National
- Full array of private
wealth management
and institutional
solutions including
personal and
institutional
investment
management
- AUA = $188B
- Individuals in need of
private wealth mgmt.
including banking,
trust, brokerage and
asset management
solutions
- Organizations in need
of institutional
administrative and
investment solutions
- National
- Residential
mortgages,
consumer lending
- Ranked #6 in total
mortgage
originations
- Mortgage servicing
portfolio of $173.1B
- Prime based platform,
~99% of 2Q 2009
originations for sale
were agency
- 49% of production in
2Q 2009 was retail
originated
1. For the six months ending June 30, 2009, Inside Mortgage Finance, 7/31/09
2. As of 6/30/09
3. Full-service branches
- SunTrust footprint
- 1,692 branches
2,3
- 2,695 ATMs
- ~850 Relationship
Managers
- Retail clients in
SunTrust footprint
- Business clients in
SunTrust footprint with
revenues <$100MM
- Government and not-
for-profit enterprises
- Commercial RE:
commercial and
residential developers
& investors
2
2
1
2
2

Diversified Revenue Base Remains Important
49
51
42
42
50
40
41 41
58
58
50
60
59 59
0
25
50
75
100
2003 2004 2005 2006 2007 2008 1H09
Noninterest Income Net Interest Income
Contribution of Noninterest Income
(% of Total Revenue - FTE)
Trust/
Investment
Management
11%
Deposit Service
Charges/
Other Fees
30%
Card Fees
7%
Investment
Banking
6%
Other
9%
Retail Investment
Services
5%
Trading Account
Profits/
Commissions
3%
Mortgage
Servicing/
Production
29%
Strong Mix of Fee Revenue
(1H09 Fee Income Mix)
1. 1H09 noninterest income of $2,218 million
Increasing Noninterest Income Contribution
1

Financial Performance

($ in millions, except per share data)
2Q 2009 Loss of $0.41 Per Share and YTD Loss of $0.86 Per Share Excluding 1Q 2009 Goodwill Charge
Income Statement Highlights
Net Interest Income (FTE)
Provision for Loan Losses
Noninterest Income
Total Revenue (FTE)
Total Noninterest Expense
Total Noninterest Expense Excl Goodwill
Pre-Tax Income
Provision/(Benefit) for Income Taxes
Preferred Dividends
Gain on Redemption of Preferred Stock
Net Loss to Common Shareholders
Net Loss to Common Excl Goodwill
Net Loss Per Average Common Diluted Share
Net Loss Per Share Excl Goodwill
NM = Not Meaningful—those changes over 1000% or where results changed from positive to negative
% Change      % Change                          % Change
2Q 2009 1Q 2009         2Q 2008       YTD 2009      YTD 2008
1. Please refer to the STI Q2 2009 earnings presentation for all non-GAAP reconcilement
1
1
1
$1,121.1
962.2
1,071.7
2,192.8
1,528.0
(332.4)
(149.0)
72.2
89.4
(164.4)
(0.41)
1,528.0
(164.4)
$(0.41)
3%
(3)%
(4)%
(1)%
(29)%
66%
1%
1%
81%
(2)%
83%
11%
NM
(5)%
115%
(24)%
(16)%
11%
11%
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
NM
$2,214.1
1,956.3
2,192.9
4,407.0
3,680.0
(1,298.3)
143.5
89.4
(1,039.8)
(325.0)
(2.77)
$(0.86)
(299.7)
(6)%
94%
(11)%
(9)%
40%
11%
1
9%
2,928.8

($ in millions, quarterly average balances)
Balance Sheet Summary
Commercial
Real Estate Home Equity Lines
Real Estate Construction
Real Estate 1-4 Family
Real Estate Commercial
Consumer – Direct
Consumer – Indirect
Credit Card
Total Loans
Noninterest-Bearing Deposits
NOW Accounts
Money Market Accounts
Savings
Consumer Time
Other Time
Total Consumer and Commercial Deposits
Brokered & Foreign Deposits
Total Deposits
2Q 2009 1Q 2009 1Q 2009 2Q 2008
Annualized
% Change
1. Excludes $5.5 billion of nonaccrual and restructured loans
Attractive Deposit Growth Continued; Loans Declined Slightly
$38,599
15,809
6,449
29,388
15,775
5,127
6,499
978
$118,624
$24,574
22,768
31,251
3,662
17,367
13,905
113,527
6,608
$120,135
(2)%
(1)%
(13)%
(2)%
(1)%
(2)%
1%
(2)%
8%
7%
7%
6%
1%
3%
6%
(11)%
5%
(6)%
(2)%
(50)%
(7)%
11%
(3)%
(8)%
2%
(6)%
31%
29%
26%
25%
3%
14%
22%
(44)%
18%
3%
6%
(44)%
(8)%
14%
17%
(13)%
20%
(3)%
15%
5%
20%
(7)%
4%
17%
12%
(56)%
3%
1
3%

3.13%
3.07%
3.14%
2.87%
2.94%
2Q 2008 3Q 2008 4Q 2008 1Q 2009 2Q 2009
Margin of 2.94% Expanded 7 bps from 1Q 2009
•
2Q margin expansion driven primarily
by improved deposit pricing and
funding mix, with increased core
deposits and decreased broker
deposits and long-term debt
•
Focus on deposit and loan pricing
benefited margin and offset continuing
compression associated with rising
NPA’s and sluggish loan demand
•
We stated on July 22, 2009 that,
“Based on current assumptions,
margin expected to be relatively stable
for the remainder of the year with some
additional expansion possible”
Net Interest Margin

Capital

SCAP Related Capital Actions Exceeded Goals
SCAP Tier 1 Common Target
“At the Market” Offering
Marketed Offering
Greenshoe
Visa Share Sale
Cash Tender
Deferred Tax Asset
Total
% Complete / Share Increase
2Q 2009 Capital Actions
$2,160
258
1,358
204
70
212
190
$2,292
106.1%
17.7
108.0
16.2
NA
NA
NA
141.9
39.8%
Complete
Complete
Complete
Complete
Complete
Complete
($ and shares in millions)
Tier 1 Common Common
Action Impact       Shares                        Status
1. Capital impact including fees, charges and taxes
2. Percent share count increase versus 3/31/09 shares outstanding of 356.7 million
1
2

SCAP Proforma 2010 Capital Meets Well Capitalized Thresholds Even After Repayment of TARP and
Assuming Realization of Full $11.8 Billion SCAP Two Year Losses
Capital Under SCAP “More Adverse” Scenario
1. SCAP resources of $4.7 billion less 1H09 SCAP target of approximately $1.2 billion = $3.5 billion before tax and $2.2 billion after tax
2. Impact of SCAP losses of $11.8 billion less $1.4 billion in actual 1H09 net charge-offs = $10.4 billion before tax and $6.5 billion after tax
3. Assumes $132.5 million for the second half of 2009 with a repayment occurring at the end of 2009 for illustrative purposes
4. Capital ratios calculated using 2Q 2009 estimated RWA of $152 billion
$11.8 SCAP
Losses
Less
$1.4 Actual
1H09
NCOs
Adjusted For
Taxes
$4.7 Total
SCAP
Resources
Less
$1.2 1H09
SCAP
Resources
Adjusted for
Taxes
($ in billions)
Tier 1 Common Tier 1
$4.9
$6.5
$2.2
$0.1
12.2%
7.3%
6.1%
4.5%
4Q 2010 Well
Capitalized
6.0%
4.0%
4
3
1
2
$0
$5
$10
$15
$20
$25
2Q09 2H09 + 2010
SCAP
Resources
SCAP Losses Preferred
Dividend
TARP
Preferred
4Q10 Capital

7.34%
12.23%
15.31%
7.27%
10.55%
15.20%
Tier 1 Common Ratio Tier 1 Ratio Total Capital Ratio
STI Q209 Peer median Q209
Strong Capital Position
Note:  Peers include BBT, COF, FITB, KEY, PNC, RF and USB.  STI ratios are actual.
Source: Company earnings releases, SNL Financial.
7.34% 2Q09 Tier 1 Common Ratio

8.40%
8.05%
7.34%
7.27%
7.00%
6.70%
5.30%
BBT RF STI KEY FITB USB PNC
Q2 Capital Ratio Comparison
Tier 1 Common
TCE/TA
Note: STI Tier 1 Common ratio is actual. Capital One Financial did not provide Tier 1 Common Ratio in Q2 earnings release. PNC and Capital One
Financial did not provide intangible assets in Q2 earnings release.
Source: Company earnings releases, SNL Financial.
7.35%
6.77%
6.67%
6.59%
5.98%
4.98%
KEY STI FITB RF BBT USB

Liquidity

+6.7%
$3.4
$3.5
$3.7
$28.3
$30.1
$32.0
$24.4
$20.9
$24.9
$20.8
$23.2
$21.8
$17.1
$17.3
$17.3
$13.0
$13.7
$13.3
Dec 2008 March 2009 June 2009
MMA DDA NOW CD <$100 CD >$100 Savings
+5.4%
flat
+4.8%
+16.7%
+6.4%
Dec – March
Growth
+5.0%
Consumer and Commercial Deposit Trends
$103.8
$110.8
$114.2
($ in billions)
Dec – June
Growth
+8.8%
+2.3%
(1.2)%
+11.5%
+19.1%
+13.1%
+10.0%
1. Reflects average balances for the month
1 1
1
Core Consumer and Commercial Deposits Increased to a Record $114 Billion with Favorable Mix Trends

SunTrust Bank average daily overnight borrowing position
$ billions
14
12
10
8
6
4
2
0
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09

Contingent Funding Sources
Billions
$40
$30
$20
$10
$0
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Discount Window
FHLB
Free Securities

19 SunTrust Maintains a Very Conservative Short-Term Liquidity Stance and Has Access to Plentiful Contingent Liquidity Short-Term Liquidity

SunTrust Conservatively Manages Refunding Risk by Laddering Its Debt Maturity Schedule
Debt Maturity Profile
SunTrust term wholesale funding balance and maturity schedule
$ millions
Funding product
7.31.09
balance
2009 2010 2011 2012
FHLB advances 3,116 514 1,057 255 1,467
Fixed 1,611 9 57 255 1,467
Floating 1,505 505 1,000 0 0
Wholesale CDs 2,960 1,001 1,959 0 0
Fixed 1 1 0 0 0
Floating 2,959 1,000 1,959 0 0
Bank notes 9,259 0 750 4,289 1,763
Fixed 5,127 0 750 2,250 0
Floating 4,132 0 0 2,039 1,763
Parent company notes 2,342 285 300 0 1,013
Total 17,677 1,800 4,066 4,544 4,243
Maturities as share of 7.31.09 balance 10.2% 23.0% 25.7% 24.0%
Maturities

2Q 2009 Liability Management Results
($ in Millions)
$375
61
314
750
3,500
70
$4,320
$110
11
91
212
(3)
5
$214
$(56)
17
(3)
(42)
(4)
7
$(39)
Principal Amount
Retired
Cash
Tendered
Tier 1
Common
Pre-Tax Income
Statement Impact
1. A pre-tax loss of $56 million reflected for the PPS transaction is the net impact of the gross gain on debt extinguishment of $113 million, less transaction related costs, and a loss of $165 million recorded to reflect the extinguishment of the forward sale agreement embedded within the existing PPS security. The
$165 million is directly recorded in additional paid in capital offsetting the after-tax loss recorded in retained earnings and resulting in net additional Tier 1 common of $110 million
2. A gain on the Series A preferred securities is not included in net income but is included in income available to common shareholders, EPS, and total equity
Security
PPS
SunTrust Capital VIII
Series A Preferred
Sub-Total Cash Tender
FHLB Advances
Bank Note
Total
$262
43
220
525
3,500
63
$4,087
2
1

Asset Quality

SCAP – Loan Losses
7.8%
8.3%
8.5%
8.6%
8.8%
9.0%
9.1%
10.0%
10.0%
10.5%
10.9%
11.7%
COF
C
FITB
BAC
JPM
RF
PNC
WFC
BBT
KEY
STI
USB
SCAP Loan Losses (%) – “More Adverse” Scenario
SCAP Conclusions Endorsed SunTrust’s Relative Credit Strength

11.7% 7.8%
37.9%
18.2%
13.9% 5.5%
11.0%
4.5%
19.9%
6.3%
3.4%
11.9%
13.7%
5.2%
17.4%
8.3%
8.2%
10.6%
Source: Federal Reserve
Note: Financial data as of December 31, 2008
1. Includes BAC, BBT, C, COF, FITB, JPM, KEY, PNC, RF, USB and WFC
2. Includes losses on other consumer and non-consumer loans
CRE
First Lien Mortgages
Second/Junior Lien Mortgages
C&I
Credit Card Loans
Total Loans
Peer range¹
²
Loan Type
SCAP- Conservative Underwriting
SCAP Cumulative Estimated Losses for 2009 and 2010 for “More Adverse Scenario”

Asset Quality Metrics
Over Half of Charge-Off Increase Driven By Borrower Misrepresentation Classification Change;
Early Stage Delinquencies Declined and ALLL Increased to 2.37%
($ in millions)
2Q 2009 1Q 2009 4Q 2008 2Q09 vs 1Q09
Total Loans at End of Period $122,816.2 $123,893.0 $126,998.4 $(1,076.8) $(3,105.4)
Allowance for Loans & Lease Losses 2,896.0 2,735.0 2,351.0 161.0 384.0
Net Charge-offs 801.2 610.1 552.5 191.1 57.6
Borrower Misprepresentations 116.2 17.0 -- 99.2 17.0
Net Charge-offs Excluding
Borrower Misrepresentations 685.0 593.1 552.5 91.9 40.6
Provision Expense 962.2 994.1 962.5 (31.9) 31.6
NPAs 6,165.0 5,246.4 4,456.4 918.6 790.0
NPLs to Total Loans 4.48% 3.75% 3.10% 0.73% 0.65%
NPAs to Total Loans + OREO/OA 4.99% 4.21% 3.49% 0.78% 0.72%
ALLL to Loans 2.37% 2.21% 1.86% 0.16% 0.35%
NCOs (annualized to Average Loans) 2.59% 1.97% 1.72% 0.62% 0.25%
30-89 Days Past Due 1.54% 1.76% 1.81% (0.22)% (0.05)%
1Q09 vs 4Q08
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

• Increased reserves by $1.4 billion from
1Q08
• 2Q09 reserve of $2.9 billion
• Aggregate $1.1 billion of excess
provision over charge-offs in past four
quarters
• Average $268 million excess per
quarter
1,094
1,283
1,545
1,829
1,941
2,351
2,735
2,896
0
500
1,000
1,500
2,000
2,500
3,000
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Loan Loss Reserve – Last Eight Quarters
($ in millions)
43
189
263
125
112
410
384
161
0
100
200
300
400
500
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09
Provisions in Excess of NCOs – Last Eight Quarters
($ in millions)
SunTrust Has Taken Aggressive Action
2.37% Allowance to Loans Ratio

Allowance to Non-Performing Loan Review
ALLL Coverage of NPLs Increases to Nearly 100% When Adjusted for NPLs Previously Written
Down and Impaired Loans That Have Specific Reserve Allocations
1. Loans to large corporate clients.  Relatively few, but larger credits make FAS 114 reserves and implied severities volatile.  Specific credits included in the reserve at this time primarily are in cyclical industries and loss severities are being influenced upward by expected debt for equity swap workouts
2. Loans to mid-sized businesses and real estate developers; typically secured by collateral
3. Percentage based on impairments realized when loan has non-accrual status or we take title to REO property.  Additional impairment of the loan or property may occur when property or collateral is seized or liquidated.
IMPAIRED LOANS WITH SPECIFIC RESERVES
2Q 2009 ($ in Millions)
2Q 09 2Q 09 Cumulative Implied
Balance FAS114 Reserve Charge-Offs Severity
Commercial and Investment Banking $208 $85 $113 62%
1
Commercial 932 190 52 25%
2
Wealth and Investment Management 45 13 2 32%
TOTAL FAS 114 Portfolio $1,185 $288 $167 34%
ALLL / NPL Coverage Ratio
22%
99%
23%
54%
Base ALLL/NPL
Coverage
Resi Mtg NPLs at
Expected
Recoverable Value
Impaired Loans With
Specific Reserves
Adjusted ALLL/NPL
Coverage
3

Loan Portfolio
Consumer Real Estate-Driven Charge-Offs Increased; Significant and Broad-Based Decrease in Early
Stage Delinquencies
1. Consumer - Direct includes approximately $3 billion of federally guaranteed student loans
2. The increase in charge-offs is largely due to a $99.2 million increase in borrower misrepresentation charge-offs which were classified as operating losses prior to 2009
(2)
Balance % of Balance % of C/O Ratio C/O Ratio 30-89 DLQ% 30-89 DLQ%
($ in millions) 06/30/2009 Portfolio 03/31/2009 Portfolio 2Q09 1Q09 2Q09 1Q09
Commercial $37,961 31% $38,616 31% 1.53% 1.35% 0.27% 0.37%
Commercial Real Estate 15,859 13% 15,094 12% 0.07% 0.05% 0.85% 0.72%
Consumer - Direct
(1)
5,121 4% 5,173 4% 0.91% 0.54% 4.25% 5.25%
Consumer - Indirect 6,406 5% 6,351 5% 1.24% 2.00% 1.66% 1.84%
Credit Cards 1,006 1% 976 1% 9.03% 6.94% 3.72% 3.25%
Real Estate Home Equity Lines 16,298 13% 16,455 13% 4.79% 4.00% 1.38% 1.44%
Real Estate 1-4 Family 31,989 26% 32,181 27% 4.06% 2.28% 2.50% 2.79%
Real Estate Construction 8,176 7% 9,047 7% 4.20% 3.76% 3.36% 4.24%
Total $122,816 100% $123,893 100% 2.59% 1.97% 1.54% 1.76%

1.  Excludes $72.4 million of C & I loans secured by residential real estate and $64.9 million of mark-to-market loans held for sale
2.  Does not include nonaccruals
Residential Mortgages $31,989 million
Portfolio Profile Credit Quality Metrics
Loan Type
6/30/09
Balance
3/31/09
Balance
6/30/2009
$ Nonaccruals
3/31/2009
$ Nonaccruals
6/30/09
60+ DLQ
3/31/09
60+ DLQ
Core Portfolio $24,608 $23,906 $1,620 $1,293 2.18% 2.43%
Home Equity Loans 2,088 2,333 62 68         0.81 0.98
Prime 2 3,210 3,509 120 128  2.58 3.06
Lot Loans 1,157 1,329 280 252   5.33 5.30
Alt-A 1 694 819 259 250   7.84 8.02
Alt-A 2 232 285 51 57    8.76 8.60
Total $31,989 $32,181 $2,392 $2,048 2.49% 2.71%
Residential Mortgages
Delinquencies Declined Meaningfully, While Nonaccrual Balances Trended Higher
($ in millions)
nd
st
nd
1 2
2

Home Equity Lines $16,298 million
1.  Excludes 3 party originated
2.  Excludes 3rd party originated and Florida CLTV > 80%
3.  Excludes 3rd party originated, Florida CLTV>80% and CLTV 90+%
4.  Annualized quarterly rate
Portfolio Profile Credit Quality Metrics
Type
6/30/09
Balance
% of
Total
3/31/09
Balance
2Q 09
Charge-off
4
%
1Q 09
Charge-off
4
%
2Q 09
Nonaccrual
%
1Q 09
Nonaccrual
%
3 Party
Originated $1,703 11% $1,782 13.75% 14.08% 4.41% 4.63%
CLTV > 80%
(Florida) 1,892 12 1,940 10.32 8.33 3.68 3.88
CLTV > 90% 1,644 10 1,695 4.54 4.00 1.84 1.71
All Other 11,059 67 11,038 2.35 1.78 1.20 1.21
Total $16,298 100% $16,455 4. 79% 4.00% 1.91% 1.96%
Home Equity Lines
Two Highest Risk Segments Comprise 23% of Portfolio, but Drove 55% of 2Q Losses; Two-Thirds of the
Portfolio Exhibited Higher Losses but Stable Nonaccrual Levels
($ in millions)
rd
3
2
1
rd

1. Annualized second quarter net charge-off ratio
($ in millions)
Balances Declined $871 Million, or Nearly 10%, to Less Than 7% of Total Loans;
Construction-to-Perm is Stabilizing, Commercial is Solid and Residential is Weak
Construction $8,176 million
19
15%
%
of
Portfolio
5.77%
5.47
0.68
0.96
6.00
8.72
8.50
8.32%
1Q 09
30 +
DLQ
Portfolio Profile Credit Quality Metrics
Type
6/30/09
Balance
%
FL
2Q 09
C/O
%
$
NPLs
FL
NPLs
%
2Q 09
30 +
DLQ
Construction Perm $1,250 26% 6.87% $321 33% 5.57%
Residential
Construction 1,588 29 6.77 446 39 7.91
Residential A&D 1,587 19 23 5.70 496 37 7.73
Residential Land 589 7 41 5.27 222 52 2.79
Commercial
Construction 2,087 26 21 0.21 74 70 0.74
Commercial A&D 525 7 23 0.43 19 41 1.00
Commercial Land 550 7 32 0.99 35 22 7.76
Total
$8,176 100% 26% 4.20% $1,613 40% 4.87%
Construction
1

Credit Summary
•
Overall, credit performance weakened with deterioration most evident in residential real estate-
related charge-offs and NPL formation
•
2
nd
quarter decline in early stage delinquencies was significant and broad based, particularly in consumer and mortgage loan products
•
Allowance for loan losses increased to 2.37% of loans
•
Residential Mortgage delinquencies declined meaningfully, while nonaccrual balances trended higher
•
The two highest risk segments of HELOCs comprise 23% of portfolio but drove 55% of 2Q losses;
two-thirds of the portfolio exhibited higher losses but stable nonaccrual levels
•
The Construction portfolio declined nearly 10% – $871 million – in 2Q 2009 and is down 41% since
December 2007
Residential Construction credit performance remained weak
Commercial Construction performed well; NPL increase largely driven by two borrowers
•
ALLL coverage of NPLs nearly 100% adjusted for two-thirds of Residential Mortgage NPLs written down to expected recoverable value and specific (FAS114) reserves
•
Credit losses are expected to increase in the third quarter given continued weakness in residential real estate-related and cyclically sensitive commercial exposures
•
Delinquency trends, particularly in consumer, are encouraging relative to potential loss rates in 4Q and beyond